SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                       Pursuant to Section 13 or 15[d] of
                      The Securities Exchange Act of 1934



                       Date of Report:  June 21, 2002




                            TECHNICAL VENTURES INC.
                             [Name of Registrant]



         New York                 33-2775-A                     13-3296819
 [State of Incorporation]      [Commission File]             [IRS Ident. No.]



    3411 McNicoll Ave., Unit 11, Scarborough, Ontario, Canada M1V 2V6
                  [Address of Principal Executive Offices]

                   Registrant Telephone No. 416/299-9280



















                                     (1)












ITEM 5.  OTHER IMPORTANT EVENTS


(a)

      On June 17, 2002 the company successfully fulfilled an agreement for CND$139,963.26, including principal and interest. The elimination of this debt was achieved through private investment.


      The agreement of June 2001 with ODC [formerly IOC] and noted in the companys 10KSB of June 30,2001 and subsequent quarterly reports for fiscal 2002 results in the elimination of CND$506,311.20 from balance sheets current liabilities and will be treated as Other Income for the financial year ending June 30, 2002.


      Additionally, completion of this aggreement returns Mortile Industries Ltd. to that of a wholly owned subsidiary of Technical Ventures
      Inc.






This Form 8-K may contain forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.









                                    (2)





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


         (a) Not applicable

         (b) Not applicable










                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      TECHNICAL VENTURES INC.
                                            (Registrant)




                                   By:/s/Frank Mortimer
                                      _________________________
                                      Frank Mortimer
                                      President & CEO


Dated:  June 21, 2002














                                     (3)